Exhibit 99

                     Corporate Headquarters
                       Four Commerce Drive
                      Cranford, New Jersey

                                                   August 1, 1995

Dear Shareholder:

During the second quarter of 1995, the most exciting news, as previously reported, occurred on May 24, 1995, when your Bancorporation announced the signing of a definitive merger agreement with Meridian Bancorp, Inc. ("Meridian"), of Reading, Pennsylvania. Under the terms of the agreement and subject to regulatory and stockholder approvals, stockholders will receive
5.00 shares of Meridian common stock for each share of United Counties Bancorporation common stock, in a tax-free exchange. It is anticipated that the transaction will be consummated during the fourth quarter of this year. Further information regarding the merger will be forthcoming as events transpire.

Net income for the quarter ended June 30, 1995, totalled $6.017 million, virtually unchanged from the $6.000 million, reported for the comparable 1994 period. The earnings per share amounts for both periods were $2.81.

For the six months ended June 30, 1995, net income rose to $19.350 million, or $9.02 per share, versus $11.738 million, or $5.50 per share, for the same period in 1994. This substantial increase is attributable to the after tax gain of $7.630 million, or $3.56 per share recognized from the exchange of your Bancorporation's holdings in Central Jersey Bancorp, which were converted into National Westminster Bank Plc, American Depository Receipts, upon the merger of these two companies.

Also during the last quarter, Thomas B. Boak of Chatham Township, New Jersey, joined the Monmouth/Western Regional Board of Directors. Mr. Boak is President of Gryphon Development Co., Inc. His business experience will be a valuable addition as we expand our activities in the Morris and Somerset County trade areas.

The directors, officers, and staff join me in extending Best
Wishes for an enjoyable summer season.

                                   Sincerely yours,

                                   /s/ EUGENE H. BAUER

                                   Eugene H. Bauer
                                   Chairman of the Board and
                                   Chief Executive Officer

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UNITED COUNTIES
BANCORPORATION

Consolidated Balance Sheets (unaudited)                            June 30,
                                                            1995              1994
                                                            ----              ----
Assets
Cash and due from banks. . . . . . . . . . . . . . . .$   72,118,283    $   93,294,693
Money market investments . . . . . . . . . . . . . . .     1,545,781         6,087,961
Securities available-for-sale. . . . . . . . . . . . .   105,047,958       110,748,353
Investment securities. . . . . . . . . . . . . . . . .   953,832,332       970,751,342
Federal funds sold . . . . . . . . . . . . . . . . . .    67,000,000        80,000,000
Loans, net of unearned discounts of
   $422,479 in 1995 and $245,144 in 1994. . . . .. . .   378,369,305       368,899,009
      Less: Allowance for loan losses. . . . . . . . .    10,790,118        11,016,006
                                                      --------------    --------------
         Net loans . . . . . . . . . . . . . . . . . .   367,579,187       357,883,003
                                                      --------------    --------------
Premises and equipment, net. . . . . . . . . . . . . .    11,408,468        12,138,970
Accrued interest receivable. . . . . . . . . . . . . .    20,388,491        21,147,534
Other assets . . . . . . . . . . . . . . . . . . . . .    17,596,349         9,296,222
                                                      --------------    --------------
   Total assets. . . . . . . . . . . . . . . . . . . .$1,616,516,849    $1,661,348,078
                                                      ==============    ==============
Liability and Stockholders' Equity
Liabilities:
Deposits . . . . . . . . . . . . . . . . . . . . . . .$1,311,301,031    $1,391,274,186
Securities sold under repurchase agreements. . . . . .    79,389,399        54,494,615
Other borrowed funds . . . . . . . . . . . . . . . . .    11,176,077        12,875,254
Other liabilities. . . . . . . . . . . . . . . . . . .    21,180,571        27,847,228
                                                      --------------    --------------
   Total liabilities . . . . . . . . . . . . . . . . . 1,423,047,078     1,486,491,283

Stockholders' equity:
Preferred Stock: no par value, no stated value;
   authorized 3,000,000 shares; (zero shares
   issued and outstanding) . . . . . . . . . . . . . .       ---               ---
Common stock: no par value, $1 stated value;
   authorized 6,000,000 shares; (2,524,674 shares
   issued in 1995 and 2,510,613 shares issued in
   1994) . . . . . . . . . . . . . . . . . . . . . . .     2,524,674         2,510,613
Additional paid-in capital . . . . . . . . . . . . . .    23,984,092        23,339,680
Retained earnings. . . . . . . . . . . . . . . . . . .   185,885,519       163,459,165
Net unrealized gain on securities available-for-
   sale, net of income taxes . . . . . . . . . . . . .     3,308,083         6,866,971
                                                      --------------    --------------
                                                         215,702,368       196,176,429
      Less: treasury stock, at cost, 381,438 shares
         in 1995 and 373,545 shares in 1994. . . . . .    22,232,597        21,319,634
                                                      --------------    --------------
         Total stockholders' equity. . . . . . . . . .   193,469,771       174,856,795
                                                      --------------    --------------
         Total liabilities and stockholders' equity. .$1,616,516,849    $1,661,348,078
                                                      ==============    ==============

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

UNITED COUNTIES
BANCORPORATION

Consolidated Statements of Income (unaudited)               Six Months Ended
                                                                June 30,
                                                         1995              1994
                                                         ----              ----
Interest income
   Interest and fees on loans. . . . . . . . . . . . .$16,558,865       $15,306,044
   Interest and dividends on securities
      available-for-sale . . . . . . . . . . . . . . .  3,357,627         3,077,829
   Interest on investment securities . . . . . . . . . 30,378,663        29,783,904
   Interest on money market investments. . . . . . . .     97,781            67,073
   Interest on federal funds sold. . . . . . . . . . .  1,471,368         1,383,715
   Lease financing . . . . . . . . . . . . . . . . . .      7,091             6,886
                                                      -----------       -----------
      Total interest income. . . . . . . . . . . . . . 51,871,395        49,575,451
                                                      -----------       -----------
Interest expense
   Savings and time deposits . . . . . . . . . . . . . 18,548,477        15,330,540
   Securities sold under repurchase agreements . . . .  1,407,640           824,634
   Other borrowed funds. . . . . . . . . . . . . . . .    242,624           171,580
                                                      -----------       -----------
      Total interest expense . . . . . . . . . . . . . 20,198,741        16,326,754
                                                      -----------       -----------
   Net Interest Income . . . . . . . . . . . . . . . . 31,672,654        33,248,697
Provision for loan losses. . . . . . . . . . . . . . .   (500,000)         (625,000)
                                                      -----------       -----------
   Net interest income after provision for loan
      losses . . . . . . . . . . . . . . . . . . . . . 32,172,654        33,873,697
Gain on exchange of securities available-for-sale. . . 12,008,448               ---
Trust fees . . . . . . . . . . . . . . . . . . . . . .    493,250           553,750
Service charges on deposit accounts. . . . . . . . . .  1,524,936         1,519,927
Other income . . . . . . . . . . . . . . . . . . . . .    734,075         1,587,260
                                                      -----------       -----------
   Net interest and other operating income . . . . . . 46,933,363        37,534,634
                                                      -----------       -----------
Operating expenses
   Salaries and employee benefits. . . . . . . . . . .  9,993,908        10,223,775
   Net occupancy expenses. . . . . . . . . . . . . . .  1,782,352         1,825,915
   Equipment expense . . . . . . . . . . . . . . . . .    883,392           904,773
   FDIC insurance premium. . . . . . . . . . . . . . .  1,511,147         1,518,761
   Other operating expenses. . . . . . . . . . . . . .  3,880,255         5,376,053
                                                      -----------       -----------
      Total operating expenses . . . . . . . . . . . . 18,051,054        19,849,277
                                                      -----------       -----------
Income before income taxes . . . . . . . . . . . . . . 28,882,309        17,685,357
Income taxes . . . . . . . . . . . . . . . . . . . . .  9,532,238         5,947,729
                                                      -----------       -----------
Net income . . . . . . . . . . . . . . . . . . . . . .$19,350,071       $11,737,628
                                                      ===========       ===========

Income per share of common stock
   Net income. . . . . . . . . . . . . . . . . . . . .      $9.02             $5.50
                                                            =====             =====
   Average number of outstanding shares. . . . . . . .  2,144,731         2,135,134
                                                        =========         =========

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